EXHIBIT 10.2

                                                         Effective July 22, 2003

                               SECURITY AGREEMENT

      FOR VALUE RECEIVED and intending to be bound, Robotic Workspace Technologies, Inc., a Maryland corporation, authorized and registered as a foreign corporation to do business in the State of Florida, (the "Debtor"), whose principal address is 17105 San Carlos Boulevard, A6151, Fort Myers Beach, Florida, 33931, hereby pledges, assigns and grants to Fifth Third Bank, Florida., (the "Creditor"), its successors and assigns, as consideration for a loan (the "Loan") of even date herewith in the amount of Two Hundred Twenty Five Thousand and 00/100 Dollars ($225,000.00) to Debtor, security title to and a security interest in the property described hereinafter (the "Collateral"):

      1. "Accounts." Any and all of the Debtor's rights to payment for goods sold, for goods leased and for services rendered, or any of such rights to payment, whether now owned or hereafter acquired, to include, without limitation, a right to payment under a contract or contracts, whether earned or to be earned by further performance, together with any and all cash and non-cash proceeds received or to be received when such a Collateral is sold, exchanged, collected or otherwise disposed of, and accounts arising when the right to payment is earned under a contract or contracts. Accounts shall also include deposit accounts, which shall mean any demand, time, savings, passbook, certificate of deposit or like account maintained by any Creditor, savings Creditor, credit union or like organization.

      2. "Inventory." Any and all goods held for sale car lease, or being processed for sale or lease, in Debtor's business as now or hereinafter conducted, whether now owned or hereinafter acquired, including all materials goods and work in progress, finished goods, and other tangible property and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor's business, all documents (including documents of title) covering inventory and all cash and non-cash proceeds from the sale of inventory, including proceeds from insurance.

      3. "Equipment." Any and all of the Debtor's furnishings, fixtures and equipment, wherever located, whether now owned or hereafter acquired, together with all increases, parts, fittings, accessories, equipment, and special tools now or hereinafter affixed to any part thereof or used in connection therewith, and all cash and non-cash proceeds, including proceeds from insurance, received from the disposition thereof.

      4. "Fixtures." All fixtures, equipment and other goods, whether now owned or hereafter acquired, including the products, additions, Substitutions, accessions, and all cash and non-cash proceeds, including proceeds from insurance of and to such goods, of the Debtor that are or will become so related to real estate that they are or may become part of real estate.

      5. "General Intangibles." All general intangibles of the Debtor, whether now owned or hereafter acquired.

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      The security  interest is granted to the Creditor to secure the prompt and unconditional payment and performance when due of any and all indebtedness, obligations and liabilities to the Creditor of the Debtor, or of a party whose indebtedness to the Creditor is being secured by the Collateral which is owned by the Debtor, whether such indebtedness is now existing or hereafter arises, whether absolute or contingent, direct or indirect, primary or secondary, secured or unsecured, due or to become due, whether originally contracted with the Creditor or subsequently acquired by the Creditor in any manner (the "Indebtedness").

      This Collateral is pledged to secure indebtedness of Robotic Workspace Technologies, Inc., a Maryland corporation.

A. REPRESENTATIONS AND WARRANTIES

      1. Debtor warrants and represents, and such representations and warranties shall be continuing, as long as any indebtedness remains outstanding, that:

      2. Debtor is the owner of the Collateral free and clear of all liens and security interests except the security interest granted hereby.

      3. Debtor has the right to make this agreement and all actions necessary therefore have been duly taken.

      4. Debtor has been duly incorporated and organized and is existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation in those jurisdictions where the conduct of its business or ownership of its properties requires qualification.

      5. Debtor is in compliance with all laws and regulations applicable and necessary for the conduct of business by such entity.

      6. The information contained herein is true and correct as of the date hereof to the best of Debtor's knowledge and belief.

      7. Each Account pledged to the Creditor hereunder represents, and each Account arising hereafter will represent, the valid and legally enforceable indebtedness of a bona fide account debtor and is not and will not be subject to set-offs, counterclaims or defenses except as disclosed to Creditor in writing.

      8. Each instrument pledged to Creditor hereunder is in full force and effect without amendment or modification, and is binding upon and enforceable against the obligor thereon in accordance with its terms, and there are no setoffs, counterclaims or defenses except as disclosed to Creditor in writing

      9. Debtor has filed all federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments, and other governmental charges.

      10. Debtor uses no trade names in the conduct of its business, and has not changed its name, except as disclosed to Creditor in writing.

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      11.  Debtor  acknowledges  and  warrants  that  Debtor has  executed  this
Agreement in order to induce the Creditor to extend the financing secured hereby and Debtor has received or will receive same economic or other benefit from the transaction(s) which the Collateral secures or will secure, and that Debtor's grant of a security interest in the Collateral to the Creditor hereunder is supported by adequate and sufficient legal consideration to make Debtor's obligations hereunder legally enforceable.

B. COVENANTS.

      As applicable, Debtor hereby agrees that:

      1. As long as any Indebtedness to Creditor is outstanding, Debtor will not, without the prior written consent of Creditor, borrow from anyone except Creditor on the security of the Collateral.

      2. All records pertaining to the Accounts will be kept at the address indicated above, and Debtor will notify Creditor in writing not less than thirty
(30) days in advance of any intended change

      3. Until Creditor directs otherwise, Debtor will collect the Accounts, subject to the direction and control of Creditor. Any proceeds of Accounts collected by Debtor will, upon the request of Creditor, be immediately delivered to Creditor in the form received except for necessary endorsements to permit collection.

      4. Upon any request of Creditor, Debtor will furnish Creditor an aged analysis of all outstanding Accounts, in form and substance satisfactory to Creditor.

      5. All inventory now owned or hereafter acquired will be, prior to sale, in the possession of Debtor at the address indicated above, and all records thereof are kept at such address; Debtor will give Creditor thirty (30) days' written notice before changing the location of such Inventory or records.

      6. Debtor will, at Creditor's request, deliver to Creditor any and all evidence of ownership of any and all Collateral.

      7. The Equipment is in the possession of Debtor at the address reflected above. If that location is not owned by Debtor, or if any of the Collateral constitutes Fixtures, Debtor will provide Creditor with disclaimers and waivers necessary to make Creditor's security interest therein valid against any person holding an interest in such real estate. Debtor will not change the location address of any Equipment without giving the, Creditor reasonable prior written notice.

      8. Debtor will keep and maintain all Equipment in good operating condition and repair, so that the value and operating efficiency thereof shall at all times be maintained and preserved.

      9. Debtor shall have and maintain with financially sound and reputable insurers, insurance satisfactory in all respects to Creditor covering the Collateral against liability and such other risks as Creditor may require, including standard extended coverage in an amount at least equal to the value of the Collateral. Policies evidencing any such property insurance shall contain a standard loss-payee provision providing for payment of any loss to Creditor and shall provide for a minimum of ten (10) days' prior written notice to Creditor of any cancellation. Creditor may act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts representing payments of claims under such policies. If Debtor at any time fails to maintain the insurance required hereunder, Creditor may purchase the same and assess the cost thereof against the Debtor. Debtor shall furnish Creditor with certificates or other evidence of compliance with these insurance provisions.

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      10.  Debtor  agrees to pay to Creditor all  advances,  charges,  costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Creditor in connection with the transaction giving rise to this Security Agreement, in connection with confirming, perfecting and preserving the security interest created hereunder, in connection with protecting Creditor against the claims of any third person against the Collateral, and in exercising any right, power or remedy granted to Creditor hereunder or by law, including, without limitation, attorneys' fees incurred in litigation and administrative and bankruptcy proceedings and appeals therefrom.

      11. The term "Collateral" shall include the property described hereinabove and the balance of every deposit account of Debtor with Creditor and any other claim of Debtor against Creditor, whether now existing or hereafter arising.

      12. Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein

      13. Debtor shall maintain its primary depository accounts with Creditor.

      14. Debtor shall provide Creditor with quarterly financial statements (no later than 30 days after the end of each quarter) and a copy of Debtors annual tax return (which shall be provided no later than 30 days after such return has been filed with the Internal Revenue Service). In addition, Debtor shall cause any Guarantor of the Loan to furnish Creditor with an annual personal financial statement and tax return (which shall be provided no later than 30 days after each Guarantors tax return has been filed with the Internal Revenue Service).

Creditor hereby agrees that Creditor will subordinate this Security Agreement to a Line of Credit loan granted to Creditor by an institutional lender so long as the terms, conditions and amount of such loan are satisfactory to Creditor in Creditor's sole and absolute discretion.

C. EVENTS OF DEFAULT.

      1. Default in the payment of any principal, interest, or other charges with respect to any of the Indebtedness as and when due.

      2. Default in the observance or performance of any covenant or agreement set forth herein or in any agreement, note or instrument heretofore, now, or hereafter executed by Debtor in favor of Creditor.

      3.  Any   representation,   warranty,   certificate,   schedule  or  other
information made or furnished by Debtor to Creditor herein or pursuant hereto is or shall be untrue or materially misleading.

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      4. Loss,  theft,  damage,  or destruction  of any material  portion of the
Collateral for which there is either no insurance coverage or for which, in the opinion of the Creditor, there is insufficient insurance coverage.

      5. The making of any levy, seizure, or attachment upon any of the Collateral.

      6. The Debtor or Obligor or any Guarantor of the Indebtedness shall (a) apply for or consent to the appointment of a receiver, trustee, or liquidator of itself, or of all or a substantial part of its assets, (b) be unable or admit in writing its inability to pay its debts as they fall due, (c) make a general assignment for the benefit of its creditors, (d) be adjudicated a bankrupt or insolvent, or (e) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law or an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or any corporate action shall be taken by it far the purpose of effecting any of the foregoing.

      7. An order, judgment or decree shall be entered without the application, approval or consent of the Debtor or Obligor by any court of competent jurisdiction, approving a petition seeking reorganization of the Debtor or Obligor or appointing a receiver, trustee, or liquidator of the Debtor or Obligor of any or a substantial part of its assets and such order, judgment, or decree shall continue unstayed and in effect for a period of more than thirty
(30) consecutive days.

      8. The termination, dissolution or death of the Shareholders of Debtor, Obligor or any Guarantor of the Indebtedness.

      If any Event of Default shall occur, then or at any time thereafter, the Creditor may declare all indebtedness of the Debtor or Obligor to be due ,and payable, without notice, protest, presentment, or demand, all of which are expressly waived by Debtor, and Creditor shall have any and all other rights and remedies provided for herein.

D. RIGHTS AND REMEDIES.

      The Creditor shall have, in addition to any other rights and remedies contained in this Agreement, and any other agreements, guarantees, notes, instruments and documents heretofore, now, or at any time hereafter executed by Debtor and delivered to the Creditor, all the rights and remedies of a secured party' under the Uniform Commercial Code or any other applicable law in force in the State of Florida as of the date hereof, or as subsequently amended, all of which rights and remedies shall be cumulative and nonexclusive, as permitted by law.

      During the life of this Agreement, Creditor shall have the following rights and remedies:

      1. Creditor, and any agent of Creditor, is hereby constituted and appointed as true and lawful attorney-in-fact of Debtor with power:

      (a) With regard to Accounts, to notify or require Debtor to notify any and all account debtors or parties against which Debtor has a claim that the Accounts have been assigned to Creditor and/or that Creditor has a security interest therein and that all payments should be made to Creditor;

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      (b) To  endorse  the  name of  Debtor  upon  any  instruments  of  payment
(including payments made under any policy of insurance) that may come into the possession of Creditor in full or part payment of any amount owing to Creditor;

      (c) To sign and endorse the name of Debtor upon any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against account debtors or other obligors and with regard to Accounts, to sign and endorse the name of Debtor on any assignment, verification, and notice in connection therewith, and any instrument or document relating thereto or to the rights of Debtor therein;

      (d) To notify post office authorities to change the address for delivery of mail of Debtor to an address designated by Creditor and to receive, open, and dispose of all mail addressed to Debtor;

      (e) With regard to Accounts, to send requests for verification of account debtors or other obligors;

      (f) To sell, assign, sue for, collect or compromise payment of all or any part of the Collateral in the name of Debtor or in its own name, or make any other disposition of the Collateral, or any part thereof, which disposition may be for cash, credit or any combination thereof; and

      (g) To purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, to set off the amount of such price against the indebtedness.

      2. Granting to Creditor, as the attorney-in-fact of Debtor, full power of substitution and full power to do any and all things necessary to be done in and about the premises as fully and effectually as Debtor might or could do but for this appointment, and hereby ratifying all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof, neither Creditor nor its agent shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact. This power of attorney is coupled with an interest and shall be irrevocable as long as any Indebtedness shall remain outstanding.

      Creditor shall have the right to enter and/or remain upon the premises of Debtor, without any obligation to pay rent to Debtor or others, or any other place or places where any of the Collateral is located or kept, and:

      (a) Remove Collateral therefrom to the premises of Creditor or any agent of Creditor, for such time as Creditor may desire, in order to maintain, sell, collect and/or liquidate the Collateral;

      (b) Use such premises, together with materials, supplies, books and records of Debtor; to maintain possession and/or the condition of the
Collateral,   and  to  prepare  the  Collateral  for  selling,   liquidating  or
collecting;

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      (c) Creditor may require  Debtor to assemble  the  Collateral  and make if available to Creditor at a place to be designated by Creditor which is reasonably convenient to both parties; and

      (d) Any notice required to be given to Creditor under law or by this Agreement, when deposited in the United States mails addressed to Debtor at its address above (or at such other address as shall have previously been provided to Creditor in writing) at least five (5) days prior to any action Creditor proposes to take, shall constitute reasonable notice to Debtor of any such action.

      The net proceeds realized by Creditor upon a sale or other disposition of the Collateral, or any part thereof, after deduction of the expenses of retaking, holding, preparing for sale, selling or the like, and reasonable attorneys' fees end other expenses incurred by Creditor, shall be applied toward satisfaction of the indebtedness hereunder. Creditor shall account to Debtor for any surplus realized upon such sale or other disposition and Debtor or other Obligor shall remain liable for any deficiency.

      The commencement of any action, legal or equitable, shall not affect the security interest of Creditor in the Collateral until the Indebtedness hereunder or any judgment therefore are fully paid.

E. MISCELLANEOUS.

      No waiver by Creditor of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Creditor in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Creditor of any right or remedy shall preclude or affect any other or further exercise thereof or the exercise of any right or remedy. Time is of the essence in this Agreement. The provisions of this Agreement are cumulative to the provisions of any Indebtedness and any note or other writing evidencing any Indebtedness secured by this Agreement, and Creditor shall have all the benefits, rights and remedies of and under any Indebtedness and any note or other writing evidencing any Indebtedness secured hereby. The singular pronoun, when used herein, shall include the plural, and the neuter shall include the masculine and feminine. All rights of Creditor hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind the heirs, executors, administrators, successors and assigns of each Debtor.

      This Agreement is delivered in and shall be construed under the internal laws and judicial decisions of the State of Florida, and the laws of United States as the same might be applicable. In any litigation in connection with or to enforce this Agreement, Debtor irrevocably consents to and confers personal jurisdiction on the courts of the State of Florida or the United States courts located within the State of Florida, and expressly waives any objections as to venue in any of such courts; and agrees that service of process may be made on Debtor by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to Debtor's address. Nothing contained herein shall, however, prevent the Creditor from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

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BORROWER  HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON THIS
AGREEMENT OR ON ANY MATTER ARISING IN CONNECTION WITH THIS AGREEMENT.

      IN WITNESS WHEREOF, this Agreement has been duly executed the 29th day of August, 2003, effective July 22, 2003.

Witnesses:


                                           Robotic Workspace Technologies, Inc.,
                                           a Maryland corporation


/s/ Scott D. Koenig                        /S/ Walter K. Weisel
---------------------                      -----------------------
Print Name: /s/ Scott D. Koenig            Walter K. Weisel
            -------------------            Its: President


/s/ Paula Malone
---------------------
Print Name: Paula Malone
            ------------


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